UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2014

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 on Form 8K/A to our Current Report dated November 10, 2014 corrects a clerical error in the fifth sentence of the eighth paragraph under the "Third Quarter 2014 Results" section of the narrative of the Company's earnings release exhibit that was filed with the initial 8-K (the "Initial Exhibit"). There were no other changes to the exhibit filed herewith from the Initial Exhibit. The Current Report is hereby amended and restated in its entirety.

Item 2.02    Results of Operations and Financial Condition.
The information in this Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished by Ellington Residential Mortgage REIT (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the quarter and nine month period ended September 30, 2014.
On November 10, 2014, the Company issued a press release announcing its financial results for the quarter and nine month period ended September 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and the disclosure incorporated by reference in Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure.
The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.
99.1    Earnings Press Release dated November 10, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated: November 10, 2014	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer

Exhibit Index

Exhibit            Description
99.1            Earnings Press Release dated November 10, 2014